NAME OF REGISTRANT:
TEMPLETON DEVELOPING MARKETS TRUST
File No. 811-06378
EXHIBIT ITEM: Copies of new or amended investment advisory contracts


AMENDMENT TO
AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

This Amendment dated as of May 1 , 2018, is to the Amended
and Restated Investment Management Agreement made as May 1,
2014 (the "Agreement") by and between TEMPLETON ASSET MANAGEMENT
  LTD.,a U.S. registered investment adviser and a corporation organized under the laws of Singapore (the"Investment Manager")
, and TEMPLETON DEVELOPING MARKETS TRUST (the"Trust").
WlTNESSETH:
WHEREAS, both the Investment Manager and the Trust wish to amend
 Paragraph 4 of the Agreement; and
WHEREAS, the Board of Trustees of the Trust including a majority of the Independent Trustees of the Trust present in person, approved the following amendment at a meeting cal led for such purpose on February 27, 2018.
NOW, THEREFORE. in consideration of the foregoing premises, the parties hereto agree that
Paragraph 4 of the Agreement is removed and replaced with the following:
(4) 	The Trust agrees to pay to the Investment Manager a
 monthly fee in dollars at the annual rate of the Trust's daily net assets, as listed below, payable at the end of each calendar month:
1 .05% up to and including $l  billion;
1.00% over $l  billion. up to and including $5 billion;
0.95% over $5 billion, up to and including$10 billion;
0.90% over $10 billion, up to and including $15 billion;
0.85% over $15 billion, up to and including $20 billion;
0.80% in excess of $20 billion.

IN WITNESS WHEREOF, this Amendment has been executed on behalf of each party as of the date set forth above.

TEMPLETON ASSET MANAGEMENT LTD.
By: /s/ Tek-Khoan Ong
Tek-Khoan Ong
Director

TEMPLETON DEVELOPING MARKETS TRUST
By: /s/ Lori A. Weber
Lori A. Weber
Vice President and Secretary